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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 July 22, 2003


                               Liquid Audio, Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                      0-25977                 77-0421089
           --------                      -------                 ----------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)


                               888 Seventh Avenue
                                   17th Floor
                               New York, NY 10019
                         ------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 974-5730


                                      N/A
                                      ---
          Former Name or Former Address, if Changed Since Last Report


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Item 5.     Other Events.

            On July 22, 2003, Liquid Audio, Inc. (the "Company") issued a press release providing details of the members of the Audit Committee, the Compensation Committee and the Nominating Committee.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

99.1 Press release providing details of the members of the Audit Committee, the Compensation Committee and the Nominating Committee.



                                       2
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2003

                                        LIQUID AUDIO, INC.


                                        By: /s/ Melvyn Brunt
                                            ------------------------------------
                                            Melvyn Brunt
                                            Chief Financial Officer